Exhibit 99.2

Investor Supplement
March 31, 2018
(Year Ended December 31)

The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K.

Fidelity & Guaranty Life (“FGL”; NYSE: FGL), a former majority owned subsidiary of HRG Group, Inc. (“HRG”; NYSE: HRG), completed the merger with CF Corporation (NASDAQ: CFCO) (“CF Corp”) and its related entities (“CF Entities”), on November 30, 2017. As a result of the Business Combination completed November 30, 2017, CF Corp changed their name to FGL Holdings (NYSE: FG). For accounting purposes, FGL Holdings was determined to be the acquirer and FGL was deemed the acquired party and accounting predecessor. In addition, on November 30, 2017 CF Corp acquired all of the issued and outstanding shares of Front Street Re (Cayman) Ltd. and Front Street Re. Ltd (collectively "FSR Companies"). Our financial statement presentation includes the financial statements of FGL and its subsidiaries as “Predecessor” for the periods prior to the completion of the Business Combination and FGL Holdings, including the consolidation of FGL and its subsidiaries and FSR Companies, as "Successor" for periods from and after the Closing Date.

Non-GAAP Financial Measures

This document contains certain non-GAAP financial measures commonly used in our industry that, together with the relevant GAAP measures, may enhance a user’s ability to analyze the Company's operating performance and capital position for the periods presented. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP financial measures to those of other companies.

FGL HOLDINGS
Financial Supplement
March 31, 2018
(All periods are unaudited)

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

NON-GAAP FINANCIAL MEASURES : Successor
While management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace GAAP financial results and should be read in conjunction with those GAAP results.
AOI
AOI is a non-GAAP economic measure we use to evaluate financial performance each period. AOI is calculated by adjusting net income (loss) to eliminate (i) the impact of net investment gains/losses including other than temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging our indexed annuity policies, (ii) the effect of changes in fair values of FIA related derivatives and embedded derivatives, net of hedging cost, (iii) the tax effect of affiliated reinsurance embedded derivative, (iv) the effect of integration, merger related & other non-operating items, (v) impact of extinguishment of debt, and (vi) net impact from Tax Cuts and Jobs Act. Adjustments to AOI are net of the corresponding impact on amortization of intangibles, as appropriate. The income tax impact related to these adjustments is measured using an effective tax rate of 21%, as appropriate. While these adjustments are an integral part of the overall performance of the Company, market conditions and/or the non-recurring or non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, Management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. Beginning with the quarter ended March 31, 2018, the Company updated its AOI definition to remove the residual impacts of fair value accounting on its FIA products, including gains and losses on derivatives hedging those policies. Management believes the revised measure enhances the understanding of the business post-merger and is more useful and relevant to investors as compared to the previous definition which eliminated only the effects of changes in the interest rates used to discount the FIA embedded derivative. Periods shown prior to March 31, 2018 have not been adjusted to reflect the new definition.
AOI Available to Common Shareholders
AOI available to common shareholders is a non-GAAP economic measure we use to evaluate financial performance attributable to our common shareholders each period. AOI available to common shareholders is calculated by adjusting net income (loss) available to common shareholders to eliminate (i) the impact of net investment gains including other than temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging our indexed annuity policies, (ii) the effect of changes in fair values of FIA related derivatives and embedded derivatives, net of hedging cost, (iii) the tax effect of affiliated reinsurance embedded derivative, (iv) the effect of integration, merger related & other non-operating items, (v) impact of extinguishment of debt, and (vi) net impact from Tax Cuts and Jobs act. All adjustments to AOI available to common shareholders are net of the corresponding impact on amortization of intangibles. The income tax impact related to these adjustments is measured using an effective tax rate of 21%, as appropriate. While these adjustments are an integral part of the overall performance of FG, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, Management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do.
Sales
Sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. For GAAP purposes annuity and IUL sales are recorded as deposit liabilities (i.e. contract holder funds). Management believes that presentation of sales as measured for management purposes enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition.

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Common Shareholders’ Equity
Common Shareholders’ Equity is based on Total Shareholders’ Equity excluding Equity Available to Preferred Shareholders. Management considers this to be a useful measure internally and to investors to assess the level of equity that is attributable common stock holders.
Common Shareholders’ Equity Excluding AOCI
Common Shareholders’ Equity Excluding AOCI is based on Common Shareholders Equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on common equity.
Equity Available to Preferred Shareholders
Equity available to preferred shareholders is equal to the product of (a) the number of preferred shares outstanding plus share dividends declared but not yet issued and (b) the original liquidation preference amount per share. Management considers this non-GAAP measure to provide useful information internally and to investors and analysts to assess the level of equity that is attributable to preferred stock holders.
Total Capitalization Excluding AOCI
Total Capitalization Excluding AOCI is based on shareholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company.
Book Value per Common Share (including and excluding AOCI)
Book Value per Common Share including and excluding AOCI is calculated as Common Shareholders’ Equity and Common Shareholders Equity Excluding AOCI divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company.
Statutory Book Value per Common Share (including and excluding Interest maintenance reserve ("IMR") and asset valuation reserve ("AVR"))
Statutory Book Value per Common Share including IMR and AVR is calculated as Fidelity & Guaranty Life Insurance Company ("FGLIC")’s statutory basis capital and surplus plus F&G Re's U.S. GAAP Common Shareholders' Equity excluding the impact of reinsurance embedded derivatives and AOCI, plus FSRC’s U.S. GAAP Common Shareholders’ Equity excluding AOCI divided by the total number of shares of common stock outstanding at FGL Holdings. Statutory Book Value per Common Share excluding IMR and AVR is calculated as FGLIC’s statutory basis capital and surplus excluding IMR and AVR plus F&G Re's U.S. GAAP Common Shareholders' Equity excluding the impact of reinsurance embedded derivatives and AOCI, plus FSRC’s U.S. GAAP Common Shareholders’ Equity excluding AOCI divided by the total number of shares of common stock outstanding at FGL Holdings.  Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of our primary insurance entities.
Return on Common Shareholders’ Equity
Return on Common Shareholders' Equity is a non-GAAP financial measure. It is calculated by dividing net income (loss) available to common shareholders by total average Common Shareholders’ Equity. Average Common Shareholders Equity for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity is calculated using the beginning and ending Common Shareholders’ Equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points for the successor until 5 historical data points are available. Management considers this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Return on Common Shareholders Equity Excluding AOCI
Return on Common Shareholders' Equity Excluding AOCI is a non-GAAP financial measure. It is calculated by dividing net income (loss) available to common shareholders by total average Common Shareholders’ Equity Excluding AOCI. Average Common Shareholders Equity Excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity Excluding AOCI is calculated using the beginning and ending Common Shareholders’ Equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points for the successor until 5 historical data points are available. Management considers this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.
Adjusted Operating Return on Common Shareholders’ Equity Excluding AOCI
Adjusted Operating Return on Common Shareholders’ Equity Excluding AOCI is a non-GAAP financial measure. It is calculated by dividing AOI Available to Common Shareholders’ by total average Common Shareholders’ Equity Excluding AOCI. Average Common Shareholders’ Equity Excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity is calculated using the beginning and ending Common Shareholders Equity, Excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points for the successor until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of adjusted earned return on common equity.
Debt-to-Capital
Debt-to-capital ratio is computed by dividing total debt by total capitalization excluding AOCI. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.

Rating Agency Adjusted Debt to Capitalization, excluding AOCI
Rating Agency Adjusted Debt to Capitalization, excluding AOCI is computed by dividing the sum of total debt and 50% Equity Available to Preferred Shareholders by total capitalization excluding AOCI less a 50% credit for Equity Available to Preferred Shareholders. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.

Average Assets Under Management (AAUM)
AAUM is the sum of (i) total invested assets at amortized cost, excluding derivatives; (ii) related party loans and investments; (iii) accrued investment income; (iv) funds withheld at fair value; (v) the net payable/receivable for the purchase/sale of investments and (iv) cash and cash equivalents, excluding derivative collateral, at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.
Yield on AAUM
Yield on AAUM is calculated by dividing annualized net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.

Net Investment Spread
Net investment spread is the excess of net investment income earned over the sum of interest credited to policyholders and the cost of hedging our risk on FIA policies. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Company’s invested assets against the level of investment return, inclusive of hedging costs, provided to policyholders.

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Investment Book Yield
Investment book yield on bonds purchased during the period excludes yield on short-term treasuries and cash and cash equivalents. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of returned on the Company’s income generating invested assets

NON-GAAP FINANCIAL MEASURES : Predecessor
The following represents the definitions of non-GAAP measures used by the Predecessor entity.
For the period ended November 30, 2017, the Predecessor changed their definition of AOI to exclude the effects of integration and merger related expenses due to the volume of integration and merger expenses incurred during the two months ended November 30, 2017. Predecessor management believed the exclusion of these charges provided users of the financial statements a more representative view of the results of the core business of the Predecessor for that period. Predecessor periods shown prior to November 30, 2017 have been adjusted to reflect the new definition.
AOI
AOI is a non-GAAP economic measure the Predecessor used to evaluate financial performance each period. AOI is calculated by adjusting net income to eliminate (i) the impact of net investment gains including other than temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging indexed annuity policies, (ii) the effect of changes in the interest rates used to discount the FIA embedded derivative liability, (iii) the effect of change in fair value of the reinsurance related embedded derivative and (iv) the effect of integration and merger related expenses. All adjustments to AOI are net of the corresponding VOBA and DAC impact. The income tax impact related to these adjustments is measured using an effective tax rate of 35%, as appropriate. While these adjustments were an integral part of the overall performance of the Predecessor, market conditions impacting these items could overshadow the underlying performance of the Predecessor's business. Accordingly, the Predecessor believed using a measure which excluded their impact was effective in analyzing the trends of their operations. The Predecessor's non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner.
Sales
Sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. For GAAP purposes annuity sales are recorded as deposit liabilities (i.e. contract holder funds). The Predecessor believed that presentation of sales as measured for management purposes enhances the understanding of the business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition.
Total Capitalization Excluding AOCI
Total Capitalization Excluding AOCI is based on shareholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, the Predecessor considered this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess capital position of the Predecessor.
Book Value per share (including and excluding AOCI) (presented herein as Book Value per common share including and excluding AOCI)
Book Value per share including and excluding AOCI is calculated as shareholders’ equity and shareholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding. The Predecessor considered this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess capital position of the Predecessor.
Return on Average Shareholders’ Equity (presented herein as Return on Average Common Shareholders’ Equity)
Return on Average Shareholders’ Equity is a non-GAAP financial measure. It is calculated by dividing net income (loss) available to shareholders by total average shareholders’ equity. Average shareholders’ equity for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average shareholders’ equity is calculated using the beginning and ending shareholders’ equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. The Predecessor considered this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Return on Average Shareholders’ Excluding AOCI (presented herein as Return on Average Common Shareholders’ Equity Excluding AOCI)
Return on Average Shareholders’ Equity Excluding AOCI is a non-GAAP financial measure. It is calculated by dividing net income (loss) available to common shareholders by total average shareholders’ equity excluding AOCI. Average shareholders’ equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average shareholders’ equity excluding AOCI is calculated using the beginning and ending shareholders’ equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, the Predecessor considered this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned return on shareholders’ equity.
Adjusted Operating Return Equity Excluding AOCI (presented herein as Adjusting Operating return on common shareholders’ equity, excluding AOCI)
Adjusted Operating Return on Equity Excluding AOCI is a non-GAAP financial measure. It is calculated by dividing AOI by total average shareholders’ equity excluding AOCI. Average shareholders’ equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average shareholders’ equity is calculated using the beginning and ending shareholders’ equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. The Predecessor considered this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of adjusted earned return on equity.
Total Debt to Capitalization, excluding AOCI
Total Debt to Capitalization, excluding AOCI is computed by dividing total debt by total capitalization excluding AOCI. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.
Rating Agency Adjusted Debt to Capitalization, excluding AOCI
Rating Agency Adjusted Debt to Capitalization, excluding AOCI is computed by dividing the sum of total debt and 50% preferred equity by total capitalization excluding AOCI less a 50% preferred equity credit. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.

Average Assets Under Management (AAUM)
AAUM is the sum of (i) total invested assets at amortized cost, excluding derivatives; (ii) related party loans and investments; and (iii) cash and cash equivalents, excluding derivative collateral, at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. The Predecessor considered this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.

Yield on AAUM
Yield on AAUM is calculated by dividing annualized net investment income by AAUM. The Predecessor considered this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.

Net Investment Spread
Net investment spread is the excess of net investment income earned over the sum of interest credited to policyholders and the cost of hedging the Predecessor’s risk on FIA policies. The Predecessor considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Predecessor’s invested assets against the level of investment return, inclusive of hedging costs, provided to policyholders.

Investment Book Yield
Investment book yield on bonds purchased during the period excludes yield on short-term treasuries and cash and cash equivalents. The Predecessor considered this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of returned on their income generating invested assets.

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

FGL HOLDINGS
Consolidated Financial Highlights

	Three Months Ended	One Month Ended	Two Months Ended	Three Months Ended
	March 31, 2018	December 31, 2017	November 30, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	Successor	Successor	Predecessor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Revenues:
Premiums	$18	$3	$7	$16	$12	$3
Net investment income	263	92	174	261	257	247
Net investment gains (losses)	(191)	42	146	117	67	81
Insurance and investment product fees and other	41	28	35	41	44	44
Total revenues	131	165	362	435	380	375

Net income (loss)	$52	$(102)	$28	$61	$32	$22
Adjusted Operating Income ("AOI") (1)	$68	$3	$36	$65	$42	$38
Dividends on preferred stock	(7)	(2)	—	—	—	—
AOI available to common shareholders	61	1	36	65	42	38

Per Unrestricted Common Shares Amounts:
Basic:
Net (loss) income available to common shareholders	$0.21	$(0.49)	$0.48	$1.06	$0.54	$0.38
AOI available to common shareholders (1)	$0.28	$—	$0.62	$1.11	$0.72	$0.65
Diluted:
Net (loss) income available to common shareholders	$0.21	$(0.49)	$0.47	$1.06	$0.54	$0.38
AOI available to common shareholders (1)	$0.28	$—	$0.62	$1.11	$0.72	$0.65

Dividends Paid to Common Shareholders Per Share	$—	$—	$0.065	$0.065	$0.065	$0.065

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

	Three Months Ended	One Month Ended	Two Months Ended	Three Months Ended
	March 31, 2018	December 31, 2017	November 30, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	Successor	Successor	Predecessor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

At Period End
Cash and cash equivalents	$1,157	$1,215	$924	$885	$799	$887
Total investments	$23,232	$23,604	$23,326	$23,072	$22,627	$21,813
Total assets	$29,665	$29,929	$29,227	$28,965	$28,402	$27,897
Contractholder funds	$22,083	$21,844	$21,083	$20,792	$20,342	$20,052
Future policy benefits	$4,711	$4,751	$3,401	$3,412	$3,423	$3,435
Debt (including revolving credit facility)	$442	$412	$405	$405	$405	$405
Total equity	$1,642	$1,952	$2,284	$2,247	$2,113	$1,908
Total equity excluding Accumulated Other Comprehensive Income (AOCI)	$1,920	$1,877	$1,729	$1,704	$1,646	$1,617
Common shares issued and outstanding	214.37	214.37	59.00	58.93	58.99	58.99

GAAP Book value per common share (1)	$5.87	$7.35	$38.71	$38.13	$35.82	$32.34
GAAP Book value per common share excluding AOCI (1)	$7.17	$7.00	$29.31	$28.92	$27.90	$27.41
Debt to total Capitalization excluding AOCI (1)	18.7%	18.0%	19.0%	19.2%	19.7%	20.0%
Return on average common shareholders' equity excluding AOCI (1)	11.9%	N/M	6.5%	14.6%	7.8%	5.5%
Statutory Book value per share (1)	$8.04	$8.00	$25.91	$25.91	$25.18	$26.06
Statutory Book value per share excluding IMR and AVR (1)	$10.71	$10.66	$34.99	$34.99	$34.30	$35.28
(1) Refer to "Non-GAAP Financial Measures" for further details
N/M - Not meaningful

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

FGL HOLDINGS
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except per share data)

	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	Successor	Successor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Investments:
Fixed maturity securities, available-for-sale, at fair value (amortized cost: March 31, 2018 - $21,738; December 31, 2017 - $21,475)	$21,366	$21,590	$21,154	$20,766	$20,052
Equity securities, at fair value (amortized cost: March 31, 2018 - $780; December 31, 2017 - $764)	769	761	773	774	712
Derivative investments	293	492	413	361	351
Short term investments	—	25	—	—	—
Commercial mortgage loans	528	548	547	550	579
Other invested assets	276	188	185	176	119
Total investments	23,232	23,604	23,072	22,627	21,813
Related party loans	—	—	71	71	71
Cash and cash equivalents	1,157	1,215	885	799	887
Accrued investment income	240	211	231	204	225
Funds withheld for reinsurance receivables at fair value	748	756	—	—	—
Reinsurance recoverable	2,495	2,494	3,375	3,390	3,426
Intangibles, net	954	856	1,129	1,097	1,184
Deferred tax assets, net	258	176	—	—	87
Goodwill	476	476	—	—	—
Other assets	105	141	202	214	204
Total assets	$29,665	$29,929	$28,965	$28,402	$27,897

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	Successor	Successor	Predecessor	Predecessor	Predecessor
LIABILITIES AND SHAREHOLDERS' EQUITY
Contractholder funds (a)	$22,083	$21,844	$20,792	$20,342	$20,052
Future policy benefits, including $712 and $728 at fair value at March 31, 2018 and December 31, 2017, respectively (b)	4,711	4,751	3,412	3,423	3,435
Funds withheld for reinsurance liabilities	—	—	1,083	1,106	1,134
Liability for policy and contract claims (c)	70	78	67	57	60
Debt	307	307	300	300	300
Revolving credit facility	135	105	105	105
Deferred tax liability, net	—	—	62	11	—
Other liabilities	717	892	897	945	903
Total liabilities	28,023	27,977	26,718	26,289	25,989

Shareholders' equity:
Preferred stock ($.0001 par value, 100,000,000 shares authorized, 377,417 and 375,000 shares issued and outstanding at March 31, 2018 and December 31, 2017, respectively)	—	—	—	—	—
Common stock ($.0001 par value, 800,000,000 shares authorized, 214,370,000 issued and outstanding at March 31, 2018 and December 31, 2017, respectively)	—	—	1	1	1
Additional paid-in capital	2,039	2,037	716	716	715
(Accumulated deficit) Retained earnings	(119)	(160)	1,000	942	914
Accumulated other comprehensive (loss) income	(278)	75	543	467	291
Treasury stock, at cost (no shares at March 31, 2018; no shares at December 31, 2017)	—	—	(13)	(13)	(13)
Total shareholders' equity	1,642	1,952	2,247	2,113	1,908
Total liabilities and shareholders' equity	$29,665	$29,929	$28,965	$28,402	$27,897

Equity attributable to preferred shareholders (1)	$384	$377	$—	$—	$—
(1) Refer to "Non-GAAP Financial Measures" for further details
(a) Contractholder funds include amounts on deposit for annuity and universal life contracts plus the fair value of future index credits and guarantees on our FIA and IUL products.
(b) Future policy benefits include the present value of future benefits on our traditional life insurance products and life contingent SPIA contracts.
(c) Liability for policy and contract claims represents policyholder pending claims.

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Quarterly Summary - Most Recent 5 Quarters

	Three Months Ended	One Month Ended	Two Months Ended	Three Months Ended
	March 31, 2018	December 31, 2017	November 30, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	Successor	Successor	Predecessor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Revenues:
Traditional life insurance premiums	$9	$3	$6	$10	$7	$—
Life contingent immediate annuity	9	—	1	6	5	3
Net investment income	263	92	174	261	257	247
Net investment gains (losses)	(191)	42	146	117	67	81
Surrender charges	14	3	10	9	9	9
Cost of insurance fees and other income	27	25	25	32	35	35
Total revenues	131	165	362	435	380	375
Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	18	7	12	18	21	11
Life contingent immediate annuity benefits and changes in future policy benefits	18	11	13	26	20	18
Interest sensitive and index product benefits and changes in future policy benefits	(54)	123	202	276	194	239
General expenses	35	11	47	30	35	30
Acquisition expenses	54	27	44	65	72	81
Deferred acquisition costs ("DAC")	(49)	(22)	(40)	(59)	(67)	(78)
Amortization of intangibles	16	1	36	(14)	51	33
Total benefits and expenses	38	158	314	342	326	334
Operating income	93	7	48	93	54	41
Interest expense	(6)	(2)	(4)	(6)	(6)	(6)
Income before income taxes	87	5	44	87	48	35
Income tax expense	(35)	(107)	(16)	(26)	(16)	(13)
Net income (loss)	$52	$(102)	$28	$61	$32	$22
Less Preferred stock dividend	7	2	—	—	—	—
Net income (loss) available to common shareholders	45	(104)	28	61	32	22

Net income (loss) available to common shareholders per common share:

Basic	$0.21	$(0.49)	$0.48	$1.06	$0.54	$0.38
Diluted	$0.21	$(0.49)	$0.47	$1.06	$0.54	$0.38
Weighted average common shares used in computing net income per common share:
Basic	214.37	214.37	58.34	58.34	58.34	58.33
Diluted	214.37	214.37	58.49	58.48	58.44	58.38

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Reconciliation from Net (Loss) Income to Adjusted Operating Income ("AOI ")

	Three Months Ended	One Month Ended	Two Months Ended	Three Months Ended
	March 31, 2018	December 31, 2017	November 30, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	Successor	Successor	Predecessor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Net income (loss)	$52	$(102)	$28	$61	$32	$22
Adjustments to arrive at AOI:
Effect of investment losses (gains), net of offsets (a)	39	—	(6)	(5)	4	15
Effect of change in FIA embedded derivative discount rate, net of offsets (a) (b)	—	6	(10)	3	(4)	(2)
Effect of changes in fair values of FIA related derivatives and embedded derivatives, net of hedging costs (a)	(46)	—	—	—	—	—
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a) (c)	—	—	(1)	5	8	8
Effect of integration, merger related & other non-operating items	8	(8)	29	2	5	2
Net impact of Tax Cuts and Jobs Act	—	131	—	—	—	—
Tax effect of affiliated reinsurance embedded derivative	15	(20)	—	—	—	—
Tax impact of adjusting items	—	(4)	(4)	(1)	(3)	(7)
AOI	$68	$3	$36	$65	$42	$38
Dividends on preferred stock	(7)	(2)	—	—	—	—
AOI available to common shareholders (1)	$61	$1	$36	$65	$42	$38

Per diluted common share:
Net (loss) income available to common shareholders	$0.21	$(0.49)	$0.47	$1.06	$0.54	$0.38
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets (a)	0.18	—	(0.10)	(0.09)	0.07	0.26
Effect of change in FIA embedded derivative discount rate, net of offsets (a) (b)	—	0.03	(0.17)	0.05	(0.07)	(0.04)
Effect of changes in fair values of FIA related derivatives and embedded derivatives, net of hedging costs (a)	(0.22)	—	—	—	—	—
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a) (c)	—	—	(0.02)	0.09	0.14	0.14
Effect of integration, merger related & other non-operating items	0.04	(0.04)	0.50	0.02	0.09	0.03
Net impact of Tax Cuts and Jobs Act	—	0.61	—	—	—	—
Tax effect of affiliated reinsurance embedded derivative	0.07	(0.09)	—	—	—	—
Tax impact of adjusting items	—	(0.02)	(0.06)	(0.02)	(0.05)	(0.12)
AOI available to common shareholders per diluted share	$0.28	$—	$0.62	$1.11	$0.72	$0.65
(a) Amounts are net of offsets related to value of business acquired ("VOBA"), deferred acquisition cost ("DAC") and deferred sale inducement ("DSI") amortization.
(b) Adjustment is not applicable to for the quarter ended March 31, 2018 as the updated definition of AOI removes the impact of fair value accounting on FIA products.
(c) Adjustment is not applicable Business Combination as the reinsurance agreement and related activity are eliminated via consolidation for U.S. GAAP reporting.

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Summary of Adjustments to Arrive at AOI

	Three Months Ended	One Month Ended	Two Months Ended	Three Months Ended
	March 31, 2018	December 31, 2017	November 30, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	Successor	Successor	Predecessor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions)
Revenue:
Insurance and investment product fees and other (a)	$—	$(12)	$—	$—	$—	$—
Net investment gains (b)	163	—	(8)	1	15	28
Increase (decrease) in total revenues	163	(12)	(8)	1	15	28

Benefits and expenses:
Benefits and other changes in policy reserves (c)	(167)	7	(19)	12	(10)	(1)
Acquisition and operating expenses, net of deferrals	8	4	29	2	5	2
Amortization of intangibles (d)	(3)	(1)	10	(10)	3	(6)
(Decrease) increase in total benefits and expenses	(162)	10	20	4	(2)	(5)

Increase (decrease) in pre-tax operating income	1	(2)	12	5	13	23

(Decrease) increase in income tax expense (benefit) (e)	15	107	(4)	(1)	(3)	(7)
Increase (decrease) in net income	$16	$105	$8	$4	$10	$16

(a) Insurance and investment product fees and other: includes the effect of contract fee termination.
(b) Net investment gains: includes the effect of net investment gains, changes in fair values of FIA related derivatives and embedded derivatives, net of hedging costs. For the Predecessor, effects of net investment gains the change in fair value of the reinsurance related embedded derivative.
(c) Benefits and other changes in policy reserves: includes the effects of the changes in fair values of FIA embedded derivatives
(d) Amortization of intangibles includes the impact on DAC, VOBA, and DSI of the adjustments in b-c above.
(e) The tax expense (benefit) includes the tax impact of the adjustments in a-d above, and for the Successor only, the impact of tax reform and the impact of affiliated reinsurance embedded derivative.

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Notable Items Included in Net Income and AOI

Each quarterly reporting period, we identify notable items that help explain the trends in our Net Income and AOI.  These items are infrequent in nature or involve accounting volatility under general accepted accounting principles. The amounts below are included in disclosures within the Company's earnings releases to explain our Net Income and AOI results.  We believe that understanding these items provides further clarity to the financial performance of the business.

	Three Months Ended	One Month Ended	Two Months Ended	Three Months Ended
	March 31, 2018	December 31, 2017	November 30, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	Successor	Successor	Predecessor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions)
Net income	$52	$(102)	$28	$61	$32	$22

AOI	$68	$3	$36	$65	$42	$38
Notable Items (Not Trendable) Included within AOI [(unfavorable)/favorable]
Legacy incentive compensation (a)	—	—	—	—	(1)	(1)
Single premium immediate annuities ("SPIA") mortality & other reserve adjustments (b)	8	(2)	1	(2)	2	3
Assumption review & DAC, VOBA and DSI unlocking (c)	—	(9)	4	21	—	(3)
Other, including bond prepayment income & tax valuation allowance (d)	—	—	—	2	—	—
(a) Change in certain long term incentive compensation costs, including the change in the liability for our FGLH stock compensation plan, which as a liability plan, is settled in cash and accounted for at fair value each reporting period (Predecessor only).
(b) The release of annuity reserves associated with mortality of annuitants, which varies due to timing, volume and severity of experience, and other reserve adjustments.
(c) Reflects unlocking from updating our DAC, VOBA and DSI amortization models for actual experience and equity market fluctuations. Also, annually in the 4th fiscal quarter, we complete our Annual Assumption Review & Unlocking process by adjusting our valuation assumptions to align with actual experience.
(d) Bond prepayment income, changes in tax valuation, and other allowances related to reinsurance and agent debt, reinsurance settlements and other net favorable activity.

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Capitalization/Book Value per Share

	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	Successor	Successor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Capitalization:
Debt	$442	$412	$405	$405	$405
Total debt	442	412	405	405	405
Total shareholders' equity	1,642	1,952	2,247	2,113	1,908
Total capitalization	2,084	2,364	2,652	2,518	2,313
AOCI	(278)	75	543	467	291
Total capitalization excluding AOCI (1)	$2,362	$2,289	$2,109	$2,051	$2,022

Total shareholders' equity	1,642	1,952	2,247	2,113	1,908
Equity available to preferred shareholders	384	377	—	—	—
Common shareholders' equity	1,258	1,575	2,247	2,113	1,908
AOCI	(278)	75	543	467	291
Total common shareholders' equity excluding AOCI (1)	$1,536	$1,500	$1,704	$1,646	$1,617

Common shares outstanding	214.37	214.37	58.93	58.99	58.99

Book Value per Share: (1)
GAAP Book value per common share including AOCI (1)	$5.87	$7.35	$38.13	$35.82	$32.34
GAAP Book value per common share excluding AOCI (1)	$7.17	$7.00	$28.92	$27.90	$27.41

	Twelve months ended
Twelve Month Rolling Average Return on Equity ("ROE")	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	Successor	Successor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Return on Common Shareholders' Equity (1)
Return on average common shareholders' equity	12.7%	N/M	11.2%	10.1%	9.6%
Return on average common shareholders' equity, excluding AOCI (1)	11.9%	N/M	13.8%	12.3%	11.1%

Return on Common Shareholders' Equity - AOI (1)
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	16.1%	0.9%	11.5%	10.3%	11.0%

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

	Three months ended
Quarterly Average ROE	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	Successor	Successor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Return on average common shareholders' equity	12.7%	N/M	11.2%	6.4%	4.8%
Return on average common shareholders' equity, excluding AOCI (1)	11.9%	N/M	14.6%	7.8%	5.5%
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	16.1%	0.9%	15.5%	10.3%	9.5%

	Three months ended
Debt-to-Capital Ratios: (1)	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	Successor	Successor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Total Debt to Capitalization, excluding AOCI (1)	18.7%	18.0%	19.2%	19.7%	20.0%
Rating Agency Adjusted Debt to Capitalization, excluding AOCI (1)	26.8%	26.2%	19.2%	19.7%	20.0%
(1) Refer to "Non-GAAP Financial Measures" for further details
N/M - Not meaningful.

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Financial Strength Ratings

	A.M. Best	Fitch	Moody's	S&P
Holding Companies
FGL Holdings
Issuer Credit / Default Rating	Not Rated	BB+	Ba3	BB+
Outlook		Stable	Stable	Positive
CF Bermuda Holdings Limited
Issuer Credit / Default Rating	Not Rated	BB+	Ba2	BB+
Outlook		Stable	Stable	Positive
Fidelity &Guaranty Life Holdings, Inc.
Issuer Credit / Default Rating	bb+	BB+	Not Rated	BB+
Outlook	Positive	Stable	Not Rated	Positive
Senior Unsecured Notes	bb+	BB	Ba2	BB+
Outlook	Positive	Stable	Stable

Insurance Subsidiaries
F&G Re Ltd
Financial Strength Rating	Not Rated	BBB	Baa2	BBB+
Outlook		Stable	Stable	Stable
Fidelity & Guaranty Life Insurance Company
Financial Strength Rating	B++	BBB	Baa2	BBB+
Outlook	Positive	Stable	Stable	Stable
Fidelity & Guaranty Life Insurance Company of New York
Financial Strength Rating	B++	BBB	Not Rated	BBB+
Outlook	Positive	Stable	Not Rated	Stable
*Reflects current ratings and outlooks as of date of filing

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Net Investment Spread Results

(Dollars in millions)	Three Months Ended
	March 31, 2018	March 31, 2017
	Successor	Predecessor
	(Unaudited)	(Unaudited)
Yield on average assets under management "AAUM" (1)	4.21%	4.90%
Less: Interest credited and option cost	(2.33)%	(2.49)%
Total net investment spread - All product lines (1)	1.88%	2.41%

FIA net investment spread	2.34%	3.05%

Investment book yield - bonds purchased during the period (1)	4.99%	5.22%

AAUM (1)	$24,967	$20,162
(1) Refer to "Non-GAAP Financial Measures" for further details

Sales Results by Product

(Dollars in millions)	Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	Successor	Successor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Fixed index annuities ("FIA")	$436	$462	$424	$455	$438
Fixed rate annuities ("MYGA")	142	161	164	127	158
Institutional spread based (1)	200	—	—	—	136
Total Annuity	$778	$623	$588	$582	$732
Index universal life	6	7	6	9	14
ULIC (FSR International)	33	8	—	—	—
Total Sales	$817	$638	$594	$591	$746
(1) Institutional spread based product sales from funding agreement investment contracts issued with the Federal Home Loan Bank and held in our separate account.

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Annuity Account Balance Rollforward (a)

(Dollars in millions)	Three months ended	One month ended (b)	Two months ended	Three months ended
	March 31, 2018	December 31, 2017	November 30, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	Successor	Successor	Predecessor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Account balances at beginning of period:	$18,041	$17,892	$16,819	$16,430	$16,114	$15,603
Net deposits	548	223	404	598	591	603
Premium and interest bonuses	14	5	9	11	12	12
Fixed interest credited and index credits	177	71	130	147	154	153
Guaranteed product rider fees	(22)	(8)	(14)	(17)	(18)	(18)
Surrenders, withdrawals, deaths, etc.	(432)	(142)	(256)	(350)	(423)	(239)
Account balance at end of period	$18,326	$18,041	$17,092	$16,819	$16,430	$16,114
(a) The rollforward reflects the vested account balance of our fixed index annuities and fixed rate annuities, net of reinsurance.
(b) Beginning balance as of December 1, 2017 is inclusive of FSR after the Business Combination was completed and therefore does not agree to the November 30, 2017 ending balance.
Annuity Deposits by Product Type

	Three Months Ended
Product Type	March 31, 2018	March 31, 2017
	Successor	Predecessor
	(Unaudited)	(Unaudited)
	(Dollars in millions)
Fixed Index Annuities:
Index Strategies	$336	$349
Fixed Strategy	68	94
	404	443

Fixed Rate Annuities:
Single-Year Rate Guaranteed	1	2
Multi-Year Rate Guaranteed	143	159

Total before coinsurance ceded	548	604
Coinsurance ceded	—	1
Net after coinsurance ceded	$548	$603

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Account Values (net of reinsurance) at March 31, 2018 (unaudited):

	Surrender Charge			Net Account Value
	(Unaudited)
Product Type	Avg. Years at Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in millions	%
Fixed Index Annuities	11	6	8%	$14,339	78%
Single-Year Rate Guaranteed	10	1	1%	621	3%
Multi-Year Rate Guaranteed	5	4	7%	3,366	19%
Total				$18,326	100%

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Unaudited)
	(Dollars in millions)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$768	$2,229
0.0% < 2.0%	22	317
2.0% < 4.0%	29	279
4.0% < 6.0%	730	773
6.0% < 8.0%	644	2,019
8.0% < 10.0%	1,760	2,700
10.0% or greater	34	6,022
	$3,987	$14,339

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Unaudited)
	(Dollars in millions)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of surrender charge	$2,896	—%
2018	1,015	5%
2019 - 2020	3,137	7%
2021 - 2022	2,674	8%
2023 - 2024	2,722	9%
Thereafter	5,882	11%
	$18,326	8%

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Unaudited)
	(Dollars in millions)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$1,037	$1,413
0.0% - 1.0%	392	1,274
1.0% - 2.0%	321	50
2.0% - 3.0%	2,216	13
3.0% - 4.0%	21	—
Allocated to index strategies	—	11,589
	$3,987	$14,339

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Monthly Average, Point to Point and Gain Trigger Strategies with Cap

	Minimum Guaranteed Cap
	(Unaudited)
	1%	2%	3%	5%	6%
Current Cap	(Dollars in millions)
At minimum	$—	$—	$1,623	$644	$1
2-3%	761	—	—	—	—
3-4%	1,113	—	375	—	—
4-5%	447	—	361	—	—
5-6%	83	2	104	4	—
6-7%	47	3	25	—	6
7% +	69	40	191	—	71
Total:	$2,520	$45	$2,679	$648	$78

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Monthly Point-to-Point with Cap

Minimum Guaranteed Cap 1%
(Unaudited)
Current Cap	(Dollars in millions)
At minimum	$1,725
1% to 2%	2,620
2% to 3%	646
3% +	108
Total:	$5,099

3 Year Step Forward with Cap

	Minimum Guaranteed Cap 2%	Minimum Guaranteed Cap 5%
	(Unaudited)
Current Cap	(Dollars in millions)
At minimum	$—	$20
2% to 5%	2	—
5% to 7%	11	51
7% to 9%	—	42
9% to 11%	—	18
11% to 13%	—	9
Total:	$13	$140
There is an additional $367 million Account Value allocated to strategies not listed above. Of this $367 million, $14 million is at the guaranteed rates.

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Summary of Invested Assets by Asset Class

(Dollars in millions)	March 31, 2018			December 31, 2017
	Successor			Successor
	(Unaudited)			(Unaudited)
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale:
United States Government full faith and credit	$161	$160	1%	$84	$84	1%
United States Government sponsored entities	119	118	1%	123	122	1%
United States municipalities, states and territories	1,733	1,710	7%	1,736	1,747	7%
Corporate securities:
Finance, insurance and real estate	5,238	5,118	22%	5,898	5,930	25%
Manufacturing, construction and mining	1,030	1,011	4%	988	996	4%
Utilities, energy and related sectors	2,577	2,522	11%	2,260	2,278	10%
Wholesale/retail trade	1,626	1,584	7%	1,448	1,457	6%
Services, media and other	2,908	2,849	12%	2,320	2,354	10%
Hybrid securities	1,230	1,204	5%	1,445	1,446	6%
Non-agency residential mortgage-backed securities	1,116	1,114	5%	1,156	1,155	5%
Commercial mortgage-backed securities	938	924	4%	956	956	4%
Asset-backed securities	3,062	3,052	13%	3,061	3,065	13%
Equity securities	830	769	4%	764	761	3%
Commercial mortgage loans	528	526	2%	548	549	2%
Other (primarily derivatives)	614	565	2%	647	678	3%
Short term investments	—	—	—%	25	25	—%
Total (a)	$23,710	$23,226	100%	$23,459	$23,603	100%
(a) Asset duration, including cash and cash equivalents, of 7.67 years and 6.72 years vs. liability duration of 6.62 years and 6.76 years for the periods ending March 31, 2018 and December 31, 2017, respectively

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Credit Quality of Fixed Maturity Securities at March 31, 2018 (unaudited)

NAIC Designation	Fair Value	Percent	Rating Agency Rating	Fair Value	Percent
	(Dollars in millions)			(Dollars in millions)
1	$10,342	48%	AAA	$1,838	9%
2	9,589	45%	AA	1,829	8%
3	1,254	6%	A	5,486	26%
4	138	1%	BBB	10,110	47%
5	43	—%	BB	1,091	5%
6	—	—%	B and below	1,012	5%
	$21,366	100%		$21,366	100%

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

	March 31, 2018
	Successor
	(Unaudited)
Collateral Type	Amortized Cost	Fair Value
	(Dollars in millions)
Total by collateral type
Government agency	$119	$118
Prime	194	194
Subprime	254	255
Alt-A	668	665
	$1,235	$1,232
Total by NAIC designation
1	$1,205	$1,202
2	24	24
3	5	5
4	—	—
5	1	1
	$1,235	$1,232

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Top 10 Holdings by Issuers

(Dollars in millions)	March 31, 2018
	Successor
	(Unaudited)
Issuer (a):	Fair Value	Percentage of Total Invested Assets
AT&T Inc.	$127	0.5%
JP Morgan Chase & Co.	125	0.5%
Verizon Communications Inc.	124	0.5%
United Mexican States	120	0.5%
HSBC Holdings	120	0.5%
Wells Fargo & Company	119	0.5%
General Mortors Co	119	0.5%
Goldman Sachs Group, Inc.	118	0.5%
Metropolitan Transportation Authority (NY)	118	0.5%
Metlife, Inc.	115	0.5%
(a) Issuers excluding U.S. Governmental securities.

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Reinsurance Counterparty Risk Top 5 Reinsurers

		(Unaudited)
(Dollars in millions)		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Moody's
Wilton Reinsurance	$1,572	A+	Not Rated	Not Rated
Scottish Re	183	Not Rated	Not Rated	Not Rated
Security Life of Denver	168	A	A	A2
London Life	112	A	Not Rated	Not Rated
Swiss Re Life and Health	105	A+	AA-	Aa3
(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Shareholder Information

Corporate Offices:
FGL Holdings
Boundary Hall, Cricket Square, 4th Floor
Grand Cayman KY1-1102
Cayman Islands

Investor Contact:
Diana Hickert-Hill
Investors@fglife.com
(410) 487-8898

Common stock and Dividend Information:
NYSE symbol: "FG"

	High	Low	Close	Dividend Declared
2018 (Successor unaudited)
First Quarter	$10.74	$8.65	$10.15	$—

Transfer Agent
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Phone: (212) 509-4000
http://www.continentalstock.com

FGL HOLDINGS
Financial Supplement - March 31, 2018
(unaudited)

Research Analyst Coverage

Andrew Kligerman
Credit Suisse
(212) 325-5069
andrew.kligerman@credit-suisse.com

Jimmy Bhullar
J.P. Morgan
(212) 622-6397
jimmy.s.bhullar@jpmorgan.com

John Barnidge
Sandler O'Neill + Partners
(312) 281-3412
jbarnidge@sandleroneill.com
John Nadel
UBS Research
(212) 713-4299
john.nadel@ubs.com